EXHIBIT 10.3
                              AFFILIATE'S AGREEMENT

         This AGREEMENT (this "Agreement") is made as of April 23, 1999, by and among Goldman Industrial Group, Inc., a Delaware corporation (the "Parent"), and the undersigned stockholder (the "Undersigned") of Bronze, Inc., a Delaware corporation (the "Company"). Reference is made to that certain Agreement and Plan of Merger, dated April 23, 1999 (the "Merger Agreement"), by and among Parent, Bronze Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent (the "Purchaser"), and the Company.

         WHEREAS, pursuant to the Merger Agreement, Parent, Purchaser and the Company are contemplating a merger of Purchaser with and into the Company (the "Merger"), pursuant to which the Company will become a wholly owned subsidiary of Parent;

         WHEREAS, the Merger is contingent upon the approval of the Merger and the Merger Agreement by the Company's stockholders at a special meeting of the Company's stockholders, and the Undersigned desires to facilitate the Merger by agreeing to vote the Undersigned's shares of the Company's Common Stock, $.01 par value (the "Common Stock") and any shares of Common Stock of the Company over which the Undersigned has voting control in favor of the Merger and the Merger Agreement;

         WHEREAS, the Undersigned desires irrevocably to appoint Parent or any designee of Parent as the Undersigned's lawful agent, attorney and proxy to vote in favor of the Merger and the Merger Agreement; and

         WHEREAS, in accordance with the Merger Agreement, shares of Common Stock owned by the Undersigned at the Effective Time (as defined in the Merger Agreement) shall be converted into the right to receive cash in accordance with the Merger Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants set forth in the Merger Agreement and hereinafter in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Undersigned agrees as follows:

         1. Transfer Restriction. The Undersigned will not sell, transfer or otherwise dispose of, or reduce his or its interest in any shares of Common Stock currently owned or hereafter acquired by him or it prior to the termination of this Agreement.

         2. Irrevocable Proxy. The Undersigned hereby irrevocably appoints Parent or any designee of Parent as the Undersigned's lawful agent, attorney and proxy to vote or give consents with respect to all shares of Common Stock held by the Undersigned and all shares of Common Stock over which the Undersigned
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has  voting  control,  in favor of the  approval  of the  Merger  and the Merger
Agreement and any matters incidental thereto. The Undersigned intends this proxy to be irrevocable and coupled with an interest. Parent agrees that it or its designee shall vote the shares of Common Stock held by the Undersigned and the shares of Common Stock over which the Undersigned has voting control in favor of the approval of the Merger and the Merger Agreement. The agents, attorneys and proxies named herein may not exercise this proxy on any other matter except as provided herein. The Undersigned may vote all shares of Common Stock held by the Undersigned and all shares of Common Stock over which the Undersigned has voting control on all other matters.

         3. Voting Agreement. If the Parent cannot or does not for any reason vote the proxy granted to the Parent in Section 2, above, at a special meeting of the stockholders of the Company called for the purpose of considering the approval of the Merger and the Merger Agreement, the Undersigned agrees to vote all of the shares of Common Stock held by the Undersigned and all shares of Common Stock over which the Undersigned has voting control in favor of the Merger and the Merger Agreement.

         4. No Shopping. The Undersigned, in its capacity as a stockholder of the Company, shall not directly or indirectly (i) solicit, initiate or encourage (or authorize any person to solicit, initiate or encourage) any inquiry, proposal or offer from any person (other than Parent) to acquire the business, property or capital stock of the Company or any direct or indirect subsidiary thereof, or any acquisition of a substantial equity interest in, or a substantial amount of the assets of, the Company or any direct or indirect subsidiary thereof, whether by merger, purchase of assets, tender offer or other transaction or (ii) participate in any discussion or negotiations regarding, or furnish to any other person any information with respect to, or otherwise cooperate in any way with, or participate in, facilitate or encourage any effort or attempt by any person (other than Parent) to do or seek any of the foregoing. Notwithstanding any provision of this Section 4 to the contrary, the Undersigned's representative on the Company's Board of Directors may take actions in such capacity permitted under the Merger Agreement.

         5.        Miscellaneous.

                  (a) By signing below, the Undersigned represents and warrants that the Undersigned has all necessary power and authority to execute this Agreement and to cause the Undersigned's shares of Common Stock and the shares of Common Stock over which the Undersigned has voting control, to be voted as provided herein, and the Undersigned has duly authorized, executed and delivered this Agreement.

                  (b) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.

                  (c) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any and all of the parties hereto may execute this Agreement by signing any such counterpart.

                  (d) This Agreement  shall  terminate upon the earlier to occur of (i) the Effective Date or (ii) termination of the Merger Agreement in accordance with the terms thereof.

                  (e) This Agreement shall be binding on the Undersigned's successors and assigns, including his heirs, executors and administrators.
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                  (f) The  undersigned  has  carefully  read this  agreement and discussed its requirements, to the extent the Undersigned believed necessary, with its counsel or counsel for the Company.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                    GOLDMAN INDUSTRIAL GROUP, INC.


                                    By:      /s/ Gregory I. Goldman
                                             ----------------------------
                                             Name:    Gregory I. Goldman
                                             Title:   Chief Executive Officer


                                    STOCKHOLDER:

                                    STATE OF DELAWARE EMPLOYEES RETIREMENT FUND


                                    By:      /s/ Robert J. Cresci
                                             ----------------------------
                                             Name:     Robert J. Cresci
                                             Title:    Authorized Signatory